EXHIBIT 10.8 TO FORM 10-QSB

                                 PROMISSORY NOTE
                                #130-0001389-000

U.S.$175,000.00                                           ---------------------
                                                            (Date of Note)

                                                           Boca Raton, Florida

The undersigned (the "Maker"), organized under and validly existing by virtue of the laws of the state of its organization, having its principal place of business at its address specified below, for value received, hereby unconditionally promises to pay to the order of Siemens Credit Corporation (the "Payee"), a corporation organized and validly existing under the laws of the State of Delaware and having its principal place of business at 5300 Broken Sound Boulevard, N.W., Boca Raton, FL 33487, in lawful money of the United States of America and in immediately available funds, the principal amount of One Hundred Seventy Five Thousand and 00/100 Dollars ($175,000.00), with interest at the rate of ten percent (10%) per annum on the principal amount hereof remaining from time-to-time unpaid, such principal and interest to be paid in sixty (60) installments of $3,688.00 each followed by N/A (N/A) installments of N/A each, beginning on Date of Note above and on each successive monthly anniversary thereafter until fully paid. The Maker authorizes the Payee to insert on the line above as the date of the Promissory Note, the date that the Payee disburses funds with respect hereto. All payments made pursuant to the terms of the Promissory Note shall be made free and clear of, and without deduction for, withholding, setoff or counterclaim of any kind.

The principal hereof and accrued interest hereon may be prepaid at any time without penalty or become forthwith due and payable as provided herein. Payments hereunder not made when due shall bear interest at a per annum rate of eighteen percent (18%), limited by the maximum rate permitted by law.

The Maker shall be in default of the Promissory Note ("Default") upon the occurrence of any of the following events: (a) failure by the Maker to pay when due any amounts due hereunder and such continues unremedied for a period of five
(5) days; (b) failure by the Maker to comply with any provisions or to perform any of its obligations arising under any documents or agreements executed and/or delivered in connection herewith ("Documents") and such remains unremedied by the Maker for a period of twenty (20) days; (c) any representations or warranties made or given by the Maker in connection with the Promissory Note or any Documents were false or misleading when made; (d) filing by the Maker of a petition for relief under the Bankruptcy Code or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect; or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property; or consenting to any such relief; or making a general assignment for the benefit of creditors; or failing generally to pay its debts as they become due; or taking any action to authorize any of the foregoing; (e) filing of an involuntary petition or the commencement of any other proceeding against the Maker seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or for any substantial part of its property,

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and such involuntary  case or other  proceeding  shall remain  undismissed for a period of thirty (30) days; or the issuance of a warrant of attachment, execution or similar process against the Maker and such warrant remains neither unbonded, unstayed nor undismissed for a period of thirty (30) days from issuance; (f) any act of the Maker which imperils the prospect of full performance under the Promissory Note or any Documents including but not limited to the liquidation or dissolution of the Maker, or the commencement of any acts relative thereto, or without the prior written consent of the holder of the Promissory Note, any sale or other disposition of all or substantially all of the assets of the Maker including any merger or consolidation of the Maker unless the Maker is the surviving entity; (g) default by the Maker of its obligations under the indenture, note, agreement or undertaking; (h) any substantial; impairment of value, loss, damage or destruction to any collateral given in connection herewith or the Documents, not materially covered by insurance; (i) if any of the Documents shall fail to be in full force and effect or shall fail to be a legal, valid, binding and an enforceable obligation or agreement, or any lien created hereunder or by any Documents shall fail at any time for any reason to be duly perfected and first priority; (j) subjection of any collateral given in connection wherewith or any Documents, to levy or execution or other judicial process which is not or cannot be removed within thirty (30) days from the subjection thereof.

In the event of any Default by the Maker hereunder, the entire remaining principal balance and accrued interest hereunder shall, upon notice, forthwith become immediately due and payable, together with interest on such amount to the date of payment, at a rate of interest of eighteen percent (18.0%) per annum, limited, however, by the maximum rate permitted by law.

Neither the failure on the part of the holder of the Promissory Note in exercising any right or remedy nor any single or partial exercise or the exercise of any other right or remedy shall operate as any waiver. No modification or waiver of any provision of the Promissory Note, nor any departure by the Maker therefrom, shall in any event be effective unless the same shall be in writing by the holder and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. The Maker agrees to pay all costs and expenses, including but not limited to reasonable attorneys' fees which may be incurred in connection with the enforcement and/or collection of the Promissory Note. The Maker hereby waives demand for payment, presentment, protest and notice of any kind in connection with the delivery, acceptance, performance, default or enforcement of the Promissory Note and hereby consents to any extensions of time, renewals, releases of any party to the Promissory Note, waivers or modifications that may be granted or consented to by the holder of the Promissory Note in respect of the time of payment or any other provisions of the Promissory Note.

Anything in the Promissory Note to the contrary notwithstanding, in the event that any payment of interest hereunder shall exceed the legal limit, such amount in excess of such limit shall be deemed a payment of principal hereunder.

The terms and provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the undersigned and the Payee. THE PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

IN WITNESS WHEREOF, the undersigned has caused the Promissory Note to be executed by its

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authorized representative,  who certifies that (s)he has all necessary authority on behalf of the Maker to execute the Promissory Note and bind the Maker to the terms hereof.

                                         MAKER:   PHY MED, Inc.
                                                  9603 White Rock Trail, #100
                                                  Dallas, TX 75238

                                         BY:   /s/ George C. Barker
                                             ----------------------------------
                                                       (Authorized Signature)

                                         NAME:    George C. Barker
                                               --------------------------------
                                                       (Printed or Typed)











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                           PAY PROCEEDS AUTHORIZATION
                               FOR PROMISSORY NOTE

                                  PHY MED, Inc.
                           9603 White Rock Trail, #100
                                Dallas, TX 75238


Siemens Credit Corporation
5300 Broken Sound Boulevard, N.W.
Boca Raton, FL 33487-3509
(800) 327-4443 * (407) 994-7400

         RE:  AUTHORIZATION TO PAY PROCEEDS

Ladies and Gentlemen:

         We have requested that you make a loan to us in the principal amount of $175,000.00 pursuant to Promissory Note #130-0001389-000. In connection therewith, this letter irrevocably authorizes you to pay the proceeds of the loan directly to:

                  Siemens Medical Systems, Inc.
                  186 Wood Avenue South
                  Iselin, NJ 08830

In order to discharge our obligations to them as follows:

                                                                    AUTHORIZED
INVOICE #           CONTRACT DESCRIPTION                          PAYMENT AMOUNT
---------           --------------------                          --------------
                    Promissory Note #130-0001389-000
                    for a cash loan.                               $175,000.00


                                                  PHY MED, Inc.

                                                  BY: /s/ George C. Barker
                                                      --------------------------
                                                             (Signature)

                                                  NAME: George C. Barker
                                                        ------------------------
                                                             (Printed or Typed)

                                                  TITLE: President
                                                        ------------------------

                                                  DATE:      8-16-95
                                                        ------------------------






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